SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 26, 2003

Date of Report (Date of Earliest Event Reported)

HLM DESIGN, INC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-14137	56-2018819
(Commission File Number)	(I.R.S. Employer Identification No.)

121 West Trade Street, Suite 2950, Charlotte, North Carolina 28202

(Address of principal executive offices, including zip code)

(704) 358-0779

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the announcement by the registrant regarding the initiation of filings with the American Stock Exchange (“AMEX”) and Securities and Exchange Commission (“SEC”) that will lead to its withdrawal as an AMEX-listed company and its subsequent deregistration with the SEC, as presented in the press release dated June 26, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

The following exhibit is filed herewith:

99.1	Press Release issued by HLM Design, Inc. dated June 26, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLM DESIGN, INC.

Dated: June 26, 2003	By:	/s/ VERNON B. BRANNON
Vernon B. Brannon Senior Vice President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release issued by HLM Design, Inc. dated June 26, 2003.